Kramer, Levin, Naftalis & Frankel
                           9 1 9 T H I R D A V E N U E
                           NEW YORK, N.Y. 10022-3852
                                 (212) 715-9100

Arthur H. Aufses III                Richard Marlin
Thomas D. Balliett                  Thomas E. Molner
Jay G. Baris                        Thomas H. Moreland
Saul E. Burian                      Ellen R. Nadler
Barry Michael Cass                  Gary P. Naftalis
Thomas E. Constance                 Michael J. Nassau
Michael J. Dell                     Michael S. Nelson
Kenneth H. Eckstein                 Jay A. Neveloff
Charlotte M. Fischman               Michael S. Oberman
David S. Frankel                    Paul S. Pearlman
Marvin E. Frankel                   Susan J.  Penry-Williams
Alan R. Friedman                    Bruce Rabb
Carl Frischling                     Allan E. Reznick
Mark J. Headley                     Scott S. Rosenblum
Robert M. Heller                    Michele D. Ross
Philip S. Kaufman                   Max J. Schwartz
Peter S. Kolevzon                   Mark B. Segall
Kenneth P. Kopelman                 Judith Singer
Michael Paul Korotkin               Howard A. Sobel
Kevin B. Leblang                    Jeffrey S. Trachtman
David P. Levin                      D. Grant Vingoe
Ezra G. Levin                       Harold P. Weinberger
Larry M. Loeb                       E. Lisk Wyckoff, Jr.
Monica C. Lord

                                                                   Martin Balsam
                                                                Joshua M. Berman
                                                                  Jules Buchwald
                                                               Rudolph de Winter
                                                                 Meyer Eisenberg
                                                                  Arthur D. Emil
                                                                   Sherwin Kamin
                                                                Arthur B. Kramer
                                                               Maurice N. Nessen
                                                                 Maxwell M. Rabb
                                                                 James Schreiber
                                                                         Counsel
                                                                         -------

                                                            M. Frances Buchinsky
                                                               Debora K. Grobman
                                                            Christian S. Herzeca
                                                               Pinchas Mendelson
                                                              Lynn R. Saidenberg
                                                              Jonathan M. Wagner
                                                                 Special Counsel
                                                                 ---------------

                                                                             FAX
                                                                  (212) 715-8000

                                                          WRITER'S DIRECT NUMBER
                                                                  (212) 715-9100




                                                                August 28, 1996




Greg Manning Auctions, Inc.
775 Passaic Avenue
West Caldwell, New Jersey 07006


                  Re:      Post-Effective Amendment No. 3 on Form S-3


Ladies and Gentlemen:


     We refer to Post-Effective Amendment No. 3 on Form S-3 to Registration Statement on Form SB-2 (No. 33-55792-NY) (the "Registration Statement"), to be filed by Greg Manning Auctions, Inc., a New York corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended.



     We hereby  consent to the  incorporation  by reference in the  Registration
Statement to our opinion filed as Exhibit 5 to the Company's Registration Statement on Form SB-2, dated May 14, 1993 and to the reference to our firm under the heading "Legal Matters" in the Prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission.

     We are delivering this consent to the Company, and no person other than the Company may rely upon it.


Very truly yours,



KRAMER, LEVIN, NAFTALIS & FRANKEL